Exhibit 10.2

FIRST AMENDMENT TO THE

MANAGEMENT SERVICES AGREEMENT

This FIRST AMENDMENT TO THE MANAGEMENT SERVICES AGREEMENT (the “Amendment”) is entered into and made effective as of [●], 2017 by and among Cellectis S.A. (“CLS”), Cellectis, Inc. (“CLI”) and Calyxt, Inc. (“CLX”), each a Party and together the Parties.

WHEREAS, CLS, CLI and CLX entered into that certain Management Services Agreement (the “Management Services Agreement”), dated January 1, 2016; and

WHEREAS, the Parties have agreed to amend the Management Services Agreement to revise the termination provision.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree that the Management Services Agreement is hereby amended by deleting Section 5.4 in its entirety and replacing it with the following:

“5.4 This Agreement may be terminated:

(a)	by CLS, with respect to CLI or CLX, as applicable, effective upon written notice of termination to CLI or CLX, as applicable, if:

(i)	CLI or CLX, as applicable, defaults in the performance or observance of any material term, condition or agreement contained in this Agreement and such default continues for a period of 30 days after written notice thereof specifying such default and requesting that the same be remedied in such 30-day period; provided, however, that if the fact, circumstance or condition that is the subject of such obligation cannot reasonably be remedied within such 30-day period and if, within such period, CLI or CLX, as applicable, provides reasonable evidence to CLS that it has commenced, and thereafter proceeds with all due diligence, to remedy the fact, circumstance or condition that is the subject of such obligation, such period shall be extended for a reasonable period satisfactory to CLS, acting reasonably, for CLI or CLX, as applicable, to remedy the same;

(ii)	CLI or CLX, as applicable, engages in any act of gross negligence, fraud or willful misconduct in performance of its obligations under this Agreement;

(iii)

CLI or CLX, as applicable, makes a general assignment for the benefit of its creditors, institutes proceedings to be adjudicated voluntarily bankrupt, consents to the filing of a petition of bankruptcy against it, is adjudicated by a court of competent jurisdiction as being bankrupt or insolvent, seeks reorganization under any bankruptcy law or consents to the filing of a petition seeking such reorganization or has a decree entered against it by a court of competent jurisdiction appointing a receiver liquidator, trustee or assignee in bankruptcy or in insolvency; or

(iv)	CLI or CLX, as applicable, or substantially all of their respective assets, is acquired by an unrelated third party.

(b)	by CLI, with respect to CLS or CLX, as applicable, effective upon written notice of termination to CLS or CLX, as applicable, if:

(i)	CLS or CLX, as applicable, defaults in the performance or observance of any material term, condition or agreement contained in this Agreement and such default continues for a period of 30 days after written notice thereof specifying such default and requesting that the same be remedied in such 30-day period; provided, however, that if the fact, circumstance or condition that is the subject of such obligation cannot reasonably be remedied within such 30-day period and if, within such period, CLS or CLX, as applicable, provides reasonable evidence to CLI that it has commenced, and thereafter proceeds with all due diligence, to remedy the fact, circumstance or condition that is the subject of such obligation, such period shall be extended for a reasonable period satisfactory to CLI, acting reasonably, CLS or CLX, as applicable, to remedy the same;

(ii)	CLS or CLX, as applicable, engages in any act of gross negligence, fraud or willful misconduct in performance of its obligations under this Agreement;

(iii)	CLS or CLX, as applicable, makes a general assignment for the benefit of its creditors, institutes proceedings to be adjudicated voluntarily bankrupt, consents to the filing of a petition of bankruptcy against it, is adjudicated by a court of competent jurisdiction as being bankrupt or insolvent, seeks reorganization under any bankruptcy law or consents to the filing of a petition seeking such reorganization or has a decree entered against it by a court of competent jurisdiction appointing a receiver liquidator, trustee or assignee in bankruptcy or in insolvency; or

(iv)	CLS or CLX, as applicable, or substantially all of their respective assets, is acquired by an unrelated third party.

(c)	by CLX, with respect to CLS or CLI, as applicable, effective upon written notice of termination to CLS or CLI, as applicable, if:

(i)	CLS or CLI, as applicable, defaults in the performance or observance of any material term, condition or agreement contained in this Agreement and such default continues for a period of 30 days after written notice thereof specifying such default and requesting that the same be remedied in such 30-day period; provided, however, that if the fact, circumstance or condition that is the subject of such obligation cannot reasonably be remedied within such 30-day period and if, within such period, CLS or CLI, as applicable, provides reasonable evidence to CLX that it has commenced, and thereafter proceeds with all due diligence, to remedy the fact, circumstance or condition that is the subject of such obligation, such period shall be extended for a reasonable period satisfactory to CLX, acting reasonably, CLS or CLI, as applicable, to remedy the same;

(ii)	CLS or CLI, as applicable, engages in any act of gross negligence, fraud or willful misconduct in performance of its obligations under this Agreement;

(iii)	CLS or CLI, as applicable, makes a general assignment for the benefit of its creditors, institutes proceedings to be adjudicated voluntarily bankrupt, consents to the filing of a petition of bankruptcy against it, is adjudicated by a court of competent jurisdiction as being bankrupt or insolvent, seeks reorganization under any bankruptcy law or consents to the filing of a petition seeking such reorganization or has a decree entered against it by a court of competent jurisdiction appointing a receiver liquidator, trustee or assignee in bankruptcy or in insolvency; or

(iv)	CLS or CLI, as applicable, or substantially all of their respective assets, is acquired by an unrelated third party.”

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CELLECTIS S.A.

By:
Name:
Title:

CELLECTIS, INC.

By:
Name:
Title:

CALYXT, INC.

By:
Name:
Title:

[Signature Page to First Amendment to Management Services Agreement]